UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 25, 2021

GREAT SOUTHERN BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	000-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (417) 887-4400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GSBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

December 31, 2020
Item 7.01.  Regulation FD Disclosure

Set forth below is presentation material of Great Southern Bancorp, Inc., the holding company for Great Southern Bank.

   Portfolio Diversification  Legacy Loans  12.31.20  $4,280,945  $4,395,595  9.30.20  *Includes Home Equity Loans of $114,689  Includes Home Equity Loans of $114,356  *  [in thousands]

   Portfolio Diversification  Acquired Loans  12.31.20  $102,571  $110,917  9.30.20  Team Bank, Vantus Bank, Sun Security Bank, InterSavings Bank, and Valley*Includes Home Equity Loans of $5,512  Team Bank, Vantus Bank, Sun Security Bank, InterSavings Bank, and Valley*Includes Home Equity Loans of $7,073  *  [in thousands]

   Portfolio by Region  Legacy Loans  12.31.20   $4,280,945   $4,395,595  9.30.20  *  [in thousands]

   Portfolio by Region  Acquired Loans  12.31.20  $102,571  $110,917  9.30.20  *  [in thousands]  Team Bank, Vantus Bank, Sun Security Bank, InterSavings Bank, and Valley  Team Bank, Vantus Bank, Sun Security Bank, InterSavings Bank, and Valley

   Commercial Real Estate  Legacy Loans  12.31.20  $1,541,242  $1,519,115  9.30.20  *  [in thousands]

   Commercial Real Estate by Region  Legacy Loans  12.31.20  $1,519,115  9.30.20  *  [in thousands]  $1,541,242

   Construction & Land Development  Legacy Loans  12.31.20  $564,018  $648,591  9.30.20  *  [in thousands]

   Construction & Land Development by Region  Legacy Loans  12.31.20  $648,591  9.30.20  *  [in thousands]  $564,018

   Multi Family Real Estate by Region  Legacy Loans  12.31.20  $999,447  $987,959  9.30.20  *  [in thousands]  Average credit size is $3,621,184  Average credit size is $3,466,522

   Multi Family Real Estate by LTV  Legacy Loans  12.31.20  $999,447  $987,959  9.30.20  *  [in thousands]

   Consumer Auto Loans by RegionExcluding Insured Credit Loans  Legacy Loans  12.31.20  $78,941  $90,337  9.30.20  *  [in thousands]  33% of the Consumer PortfolioAvg. origination balance $16,535Avg. origination term 5 yearsExpected life 11.90 months Average Primary FICO-696  New autos--1% Used autos--99% Indirect loans-- 58%Direct loans--42%  35% of the Consumer PortfolioAvg. origination balance $16,633Avg. origination term 5 yearsExpected life 12.66 months Average Primary FICO-689  New autos--1% Used autos--99% Indirect loans-- 57%Direct loans--43%  (Adjusted to exclude nonperforming and insured credit program loans)  (Adjusted to exclude nonperforming and insured credit program loans)

   Consumer Insured Credit Loans by Region  Legacy Loans  12.31.20  $7,232  $8,865  9.30.20  *  [in thousands]  3% of the Consumer PortfolioAvg. origination balance $19,580Avg. origination term 6 yearsExpected life 11.90 months Average Primary FICO-586  New autos-6% Used autos--94% Indirect loans--97%Direct loans--3%  3% of the Consumer PortfolioAvg. origination balance $19,523Avg. origination term 6 yearsExpected life 12.66 months Average Primary FICO-572  New autos-7% Used autos--93% Indirect loans--97%Direct loans--3%  (Adjusted to exclude nonperforming loans)  (Adjusted to exclude nonperforming loans)

   NonPerforming by Type  Legacy Loans  12.31.20  $3,043  $3,837  9.30.20  *  [in thousands]    *Includes Home Equity Loans of $457  *Includes Home Equity Loans of $508

   NonPerforming by Region  Legacy Loans  12.31.20  $3,043  $3,837  9.30.20  *  [in thousands]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date:	January 25, 2021	By:	/s/ Joseph W. Turner
Joseph W. Turner, President
and Chief Executive Officer